LEGG MASON EQUITY FUNDS
                          Legg Mason Value Trust, Inc.
                    Legg Mason Special Investment Trust, Inc.
                   Legg Mason American Leading Companies Trust
                            Legg Mason Balanced Trust
                Legg Mason U.S. Small-Capitalization Value Trust
                       Legg Mason Financial Services Fund

                Supplement to the Prospectus dated August 1, 2005
                          (as revised December 1, 2005)


The following information supplements the Mail and Fax options under the Prospectus section "How to Redeem Your Shares" for those Institutional Class and Financial Intermediary Class shareholders who hold their shares directly with the Funds.

1. Beginning May 30, 2006, Institutional Class and Financial Intermediary Class shareholders who hold their shares directly with the Funds should send their redemption orders, and all other correspondence relating to the maintenance of their accounts, to Boston Financial Data Services ("BFDS"), the Funds' transfer agent, at the following address:

                  Legg Mason Investor Services - Institutional
                  c/o BFDS
                  P.O. Box 8037
                  Boston, MA 02206-8037



2. Beginning May 30, 2006, Institutional Class and Financial Intermediary Class shareholders who hold their shares directly with the Funds and wish to redeem or exchange their shares via fax, should fax their requests to 781-796-3326.


 This supplement should be retained with your Prospectus for future reference.

                      This supplement is dated May 30, 2006






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